UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 10, 2023

Date of Report (Date of the earliest event reported)

Bausch + Lomb Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	001-41380	98-1613662
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

520 Applewood Crescent

Vaughan, Ontario

Canada L4K 4B4

(Address of Principal Executive Offices)(Zip Code)

(905) 695-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	BLCO	New York Stock Exchange, Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 12, 2023, Bausch + Lomb Corporation (the “Company”) announced the upcoming departure of Christina M. Ackermann as Executive Vice President & General Counsel and President, Ophthalmic Pharmaceuticals of the Company. This change was approved on April 10, 2023 and will become effective as of April 24, 2023, and Ms. Ackermann’s employment with the Company will end, effective as of April 28, 2023.

In connection with Ms. Ackermann’s departure, on April 12, 2023, the Company announced that, effective as of April 24, 2023, A. Robert D. Bailey will be appointed as the Company’s Executive Vice President & Chief Legal Officer, and Andrew Stewart will be appointed as the Company’s President, Ophthalmic Pharmaceuticals.

Mr. Bailey has over 25 years of experience as a senior executive and more than 15 years as a chief legal officer at private and publicly traded companies in the health care industry, including formerly serving as EVP, Law, Policy and Communications at Bausch + Lomb from 2007 to 2013. He will rejoin Bausch + Lomb from Datavant, a private health information technology company, where he has most recently served as Chief Legal Officer. Previously, he served as EVP, Chief Legal Officer and Corporate Secretary of Allergan plc and its predecessor companies, Forest Laboratories Inc. and Actavis plc.

Mr. Stewart has more than 25 years of experience in the pharmaceutical industry. He will join Bausch + Lomb from AbbVie, where he has most recently served as general manager within the Eye Care franchise. At AbbVie and its predecessor company, Allergan plc, Mr. Stewart also previously had responsibility for the U.S. Retina business, led global marketing for the Eye Care franchise and oversaw business development initiatives for the Eye Care franchise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated April 12, 2023

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH + LOMB CORPORATION

By:	/s/ Brenton L. Saunders
Name:	Brenton L. Saunders
Title:	Chairman and Chief Executive Officer

Date: April 12, 2023